MASSMUTUAL PREMIER FUNDS

MassMutual Premier Value Fund

Supplement dated February 1, 2018 to the

Prospectus dated February 1, 2018 and the

Summary Prospectus dated February 1, 2018

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and restates information in a supplement dated September 18, 2017 to the February 1, 2017 Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.

The following information pertains to the MassMutual Premier Value Fund:

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MassMutual Premier Value Fund (the “Fund”) will be dissolved. Effective on or about March 23, 2018 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-18-01

V-18-01